Exhibit 99.1

Press Release – Draft v.8 (BDO_MXL)

Exar Corporation Announces Fiscal 2017 Fourth Quarter and Year-End Financial Results

Fremont, CA – May 9, 2017 - Exar Corporation (NYSE: EXAR) a leading supplier of analog mixed-signal application specific technology solutions serving the Industrial, Infrastructure, Automotive, and Audio/Video markets, today announced financial results for the Company's fiscal year 2017 fourth quarter and year-end, which ended on April 2, 2017. Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business, which the Company has divested, and are presented in the GAAP results as discontinued operations.

On March 29, 2017, Exar and MaxLinear, Inc. (NYSE: MXL) jointly announced that they had entered into a definitive agreement under which MaxLinear has agreed to acquire Exar for $13.00 per share in cash, via a tender offer. Subsequently, MaxLinear, Inc. filed a tender offer Schedule TO (amended on April 24, 2017 and May 5, 2017) and Exar filed a Schedule 14D-9 (amended on April 24, 2017 and May 3, 2017). Exar stockholders, banks and brokers who have questions, require assistance, or who desire to tender shares are referred to the Offer’s Information Agent, Georgeson, toll-free at (866) 767-8986 prior to 12:00 p.m. midnight May 11, 2017.

Fiscal 2017 Fourth Quarter Highlights from Continuing Operations

●	Net sales of $27.8 million, up 2% sequentially and 10% year-over-year
●	GAAP gross margin of 54.2% (Non-GAAP gross margin of 56.7%)
●	GAAP operating loss of $0.1 million (Non-GAAP operating income of $4.2 million)
●	GAAP EPS of $0.03 (Non-GAAP EPS of $0.09)
●	Cash and equivalents, and short-term marketable securities of $236 million

Fiscal 2017 Full Year Highlights from Continuing Operations

●	Net sales of $109.8 million, up 8% year-over-year
●	GAAP gross margin of 50.2% (Non-GAAP gross margin of 53.5%)
●	GAAP operating income of $7.2 million (Non-GAAP operating income of $15.4 million)
●	GAAP EPS of $0.18 (Non-GAAP EPS of $0.31)

About Exar

For more information, visit http://www.exar.com.

Discussion of Non-GAAP Financial Measures

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets, impairment charges, gain upon closing sale-leaseback of our corporate headquarters, gain on sale of long-term investments, restructuring charges and exit costs which include costs for personnel whose positions have been eliminated as part of a restructuring or are in the process of being eliminated as part of the discontinuation of a product line, severance costs associated with the former CEO, the financial results of the iML Display business as well as the gain recognized from the sale of the iML business, accruals for and proceeds received from dispute resolutions and patent litigation, merger and acquisition and related integration costs, certain income tax benefits and credits, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provide further clarity on its profitability.

Unless otherwise indicated, all non-GAAP financial results exclude the financial results of the iML Display business, which the Company has divested, and are presented in the GAAP results as discontinued operations.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its competitors who employ and disclose similar non-GAAP measures. However, the manner in which we calculate these non-GAAP financial measures may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures may not reflect the full economic impact of Exar’s activities. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information. The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

Investors should refer to the reconciliation of Non-GAAP Results to GAAP Results, which is contained in this press release.

Additional Information and Where to Find It

Neither this communication nor the information incorporated herein by reference is an offer to purchase or a solicitation of an offer to sell any shares or any other securities of Exar. On April 13, 2017, MaxLinear and its subsidiary commenced the tender offer and filed a Tender Offer Statement on Schedule TO with the SEC, and Exar filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. EXAR STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL, AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, INCLUDING ALL AMENDMENTS TO THOSE MATERIALS. SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION, WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. The Tender Offer Statement and the Solicitation/Recommendation Statement are available without charge at the SEC’s website at www.sec.gov. Free copies of these materials and certain other offering documents were sent to Exar’s stockholders by the information agent for the Tender Offer. These documents may also be obtained for free by contacting MaxLinear Investor Relations at http://investors.maxlinear.com/, at IR@MaxLinear.com or by telephone at (760) 517-1112 or by contacting Exar Investor Relations at investorrelations@exar.com or by telephone at (510) 668-7201. The contents of the websites referenced above are not deemed to be incorporated by reference into the Offer documents.

For more information, visit http://www.exar.com

For Press Inquiries Contact: press@exar.com

For Investor Relations Contact:

Keith Tainsky, CFO	Laura Guerrant-Oiye, Investor Relations
Phone: (510) 668-7201	Phone: (510) 668-7201
Email: investorrelations@exar.com	Email: laura.guerrant@exar.com

-Tables follow-

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	APRIL 2,	JANUARY 1,	MARCH 27,	APRIL 2,	MARCH 27,
	2017	2017	2016	2017	2016

Net sales	$19,796	$18,845	$18,060	$78,677	$65,799
Net sales, related party	8,018	8,377	7,283	31,096	35,791
Total net sales	27,814	27,222	25,343	109,773	101,590
Cost of sales:
Cost of sales (1)	9,394	10,054	9,694	40,867	39,615
Cost of sales, related party	2,739	3,118	3,082	11,207	15,929
Restructuring charges and exit costs	-	-	-	225	739
Proceeds from legal settlement	-	-	-	-	(1,500)
Amortization of purchased intangible assets	594	594	594	2,376	2,427
Total cost of sales	12,727	13,766	13,370	54,675	57,210
Gross profit	15,087	13,456	11,973	55,098	44,380
Operating expenses:	54.2%	49.4%	47.2%	50.2%	43.7%
Research and development (2)	5,476	4,964	5,173	20,316	22,180
Selling, general and administrative (3)	8,249	9,109	7,187	31,674	28,877
Restructuring charges and exit costs	-	-	106	923	4,952
Merger and acquisition costs	1,457	-	-	2,727	544
Impairment of design tools	-	-	-	1,519	-
Gain on disposal of property	-	-	-	(9,300)	-
Total operating expenses	15,182	14,073	12,466	47,859	56,553
Income (loss) from operations	(95)	(617)	(493)	7,239	(12,173)
Other income and expense, net:
Interest income and other, net	751	212	73	1,050	14
Interest expense and other, net	54	(80)	(42)	(93)	(202)
Disposal of long-term investment	779			779
Total other income (expense), net	1,584	132	31	1,736	(188)
Income (loss) before income taxes	1,489	(485)	(462)	8,975	(12,361)
Provision for (benefit from) income taxes	(264)	(204)	(201)	(123)	(5,611)
Net income (loss) from continuing operations	1,753	(281)	(261)	9,098	(6,750)
Net income (loss) from discontinued operations	-	45,660	(1,921)	47,982	(9,276)
Net income (loss)	$1,753	$45,379	$(2,182)	$57,080	$(16,026)
Income (loss) per share — basic
From continuing operations	$0.03	$(0.01)	$(0.01)	$0.18	$(0.14)
From discontinued operations	-	0.91	(0.03)	0.96	(0.19)
Income (loss) per share — basic	$0.03	$0.90	$(0.04)	$1.14	$(0.33)
Income (loss) per share — diluted
From continuing operations	$0.03	$(0.01)	$(0.01)	$0.18	$(0.14)
From discontinued operations	-	0.89	(0.03)	0.94	(0.19)
Income (loss) per share — diluted	$0.03	$0.88	$(0.04)	$1.12	$(0.33)
Shares used in the computation of net income (loss) per share:
Basic	51,059	50,409	48,523	49,917	48,240
Diluted	52,227	51,365	48,523	50,763	48,240
(1) Stock-based compensation included in cost of sales	$77	$473	$98	$966	$355
(2) Stock-based compensation included in R&D	793	926	156	2,489	664
(3) Stock-based compensation included in SG&A	1,625	2,234	720	6,171	3,765

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	APRIL 2,	JANUARY 1,	MARCH 27,
	2017	2017	2016
ASSETS

Current assets:
Cash and cash equivalents	$93,805	$102,023	$55,070
Short term marketable securities	142,320	125,621	-
Accounts receivable, net	14,458	12,842	16,130
Accounts receivable, related party, net	5,086	4,977	3,247
Inventories	26,625	24,221	20,807
Other current assets	5,728	3,081	1,922
Assets held for sale	-	-	93,911
Total current assets	288,022	272,765	191,087

Property, plant and equipment, net	3,480	3,926	20,299
Goodwill	31,613	31,613	31,613
Intangible assets, net	8,896	9,602	11,735
Other non-current assets	5,051	5,605	639
Total assets	$337,062	$323,511	$255,373

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$12,528	$9,558	$11,258
Accrued compensation and related benefits	2,717	2,276	2,984
Deferred income and allowances on sales to distributors	3,068	3,221	3,053
Deferred income and allowances on sales to distributors, related party	3,690	2,988	4,683
Other current liabilities	9,548	10,200	10,669
Liabilities held for sale	-	-	3,470
Total current liabilities	31,551	28,243	36,117
Long-term lease financing obligations	-	-	1,285
Other non-current obligations	3,076	3,536	3,422
Total liabilities	34,627	31,779	40,824

Stockholders' equity	302,435	291,732	214,549
Total liabilities and stockholders' equity	$337,062	$323,511	$255,373

 EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED APRIL 2, 2017
	Gross Margin	Oper. Expenses	Income (Loss) from Operations	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$15,087	$15,182	$(95)	$1,753	$-	$-	$1,753
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(108)	702	702	-	-	702
Restructuring charges and other non-GAAP exit costs, net	21		21	21			21
Stock-based compensation	77	(2,418)	2,495	2,495	-	-	2,495
Merger and acquisition costs		(1,514)	1,514	1,514			1,514
Gain on disposal of property	-	398	(398)	(398)	-	-	(398)
Disposal of long term investments				(779)			(779)
Income tax effects	-	-	-	(284)	-	-	(284)
Non-GAAP amount	$15,779	$11,540	$4,239	$5,024	$-	$-	$5,024
% of revenue	56.7%	41.5%	15.2%	18.1%
Non-GAAP net income per share				$0.09
Shares used in the computation of Non-GAAP net income per share				53,220

	THREE MONTHS ENDED JANUARY 1, 2017
	Gross Margin	Oper. Expenses	Income (Loss) from Operations	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$13,456	$14,073	$(617)	$(281)	$136	$45,660	$45,379
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(108)	702	702	-	-	702
Stock-based compensation	473	(3,160)	3,633	3,633	209	209	3,842
Transition service and retention charges for disposal group	-	(163)	163	163	621	621	784
Gain on disposal of property	-	398	(398)	(398)	-	-	(398)
Gain on divestititure of Integrated Memory Logic	-	-	-	-	-	(45,384)	(45,384)
Income tax effects	-	-	-	(385)	-	-	(385)
Non-GAAP amount	$14,523	$11,040	$3,483	$3,434	$966	$1,106	$4,540
% of revenue	53.4%	40.6%	12.8%	12.6%		N/A
Non-GAAP net income per share				$0.07		$0.02
Shares used in the computation of Non-GAAP net income per share				52,394		52,394

	THREE MONTHS ENDED MARCH 27, 2016
	Gross Margin	Oper. Expenses	Income (Loss) from Operations	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$11,973	$12,466	$(493)	$(261)	$(1,597)	$(1,921)	$(2,182)
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	594	(125)	719	719	2,715	2,715	3,434
Restructuring charges and other non-GAAP exit costs, net	-	(106)	106	106	245	245	351
Stock-based compensation	97	(876)	973	973	177	177	1,150
Merger and acquisition costs	-	(213)	213	213	-	-	213
Accruals for legal settlement and associated costs	-	-	-	-	822	822	822
Impairment of intangible assets	-	-	-	-	-	-	-
Income tax effects	-	-	-	(238)	-	269	31
Non-GAAP amount	$12,664	$11,146	$1,518	$1,512	$2,362	$2,307	$3,819
% of revenue	50.0%	44.0%	6.0%	6.0%		N/A
Non-GAAP net income per share				$0.03		$0.05
Shares used in the computation of Non-GAAP net income (loss) per share				49,052		49,052

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	TWELVE MONTHS ENDED APRIL 2, 2017
	Gross Margin	Oper. Expenses	Income (Loss) from Operations	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$55,098	$47,859	$7,239	$9,098	$2,663	$47,982	$57,080
Adjustments to GAAP amounts:
Amortization of purchased intangible assets	2,376	(449)	2,825	2,825	1,806	1,806	4,631
Restructuring charges and other non-GAAP exit costs, net	264	(923)	1,187	1,187	109	109	1,296
Stock-based compensation	965	(8,660)	9,625	9,625	918	918	10,543
Merger and acquisition costs	-	(2,784)	2,784	2,784	-	-	2,784
Transition service and retention charges for disposal group	-	(746)	746	746	1,586	1,586	2,332
Impairment of design tools	-	(1,519)	1,519	1,519	-	-	1,519
Gain on disposal of property	-	10,494	(10,494)	(10,494)	-	-	(10,494)
Disposal of long term investments	-	-	-	(779)	-	-	(779)
Gain on divestititure of Integrated Memory Logic	-	-	-	-	-	(45,384)	(45,384)
Income tax effects	-	-	-	(416)	-	272	(144)
Non-GAAP amount	$58,703	$43,272	$15,431	$16,095	$7,082	$7,289	$23,384
% of revenue	53.5%	39.4%	14.1%	14.7%		N/A
Non-GAAP net income per share				$0.31		$0.14
Shares used in the computation of Non-GAAP net income per share				51,621		51,621

	TWELVE MONTHS ENDED MARCH 27, 2016
	Gross Margin	Oper. Expenses	Income (Loss) from Operations	Net Income (Loss) from Cont. Operations	Oper. Income from Disc. Operations	Net Income (Loss) from Disc. Operations	Net Income (Loss)
GAAP amount	$44,380	$56,553	$(12,173)	$(6,750)	$(4,360)	$(9,276)	$(16,026)
Adjustments to GAAP amounts:
Provision for dispute		-	-	-			-
Amortization of purchased intangible assets	2,427	(519)	2,946	2,946	10,651	10,651	13,597
Restructuring charges and other non-GAAP exit costs, net	740	(4,975)	5,715	5,715	997	997	6,712
Stock-based compensation	355	(4,428)	4,783	4,783	798	798	5,581
Accruals for legal settlement and associated costs	(1,500)	-	(1,500)	(1,500)	2,521	2,521	1,021
Impairment of intangible assets	-	-	-	-	1,807	1,807	1,807
Merger and acquisition costs	-	(800)	800	800	124	124	924
Income tax effects	-	-	-	(5,715)	-	4,663	(1,052)
Non-GAAP amount	$46,402	$45,831	$571	$279	$12,538	$12,285	$12,564
% of revenue	45.7%	45.1%	0.6%	0.3%		N/A
Non-GAAP net income (loss) per share				$0.01		$0.25
Shares used in the computation of Non-GAAP net income (loss) per share				49,314		49,314

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